As filed with the Securities and Exchange Commission on May 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, TX 75240-2650
(Address of principal executive offices) (Zip code)

Gary B. Wood
1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, TX 75240-2650
(Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2010

Date of reporting period:  03/31/2010

Item 1. Reports to Stockholders.

A NO-LOAD
MUTUAL FUND

SEMI-ANNUAL REPORT
Dated March 31, 2010

May 15, 2010

Dear Shareholders,

We are pleased to present the Semi-Annual report of Concorde Funds, Inc. for the six month period ending March 31, 2010.

Concorde Value Fund
Concorde Value Fund, managed by Concorde Investment Management, produced a total return of 7.62% during the first half of the fiscal year ending September 30, 2010. The performance reflects the broad based recovery in the equity markets as investors moved past the concerns over a global financial meltdown and began to assess valuations that had been overly pessimistic once the crisis subsided.

		Annualized	Annualized	Annualized
	Six Months Ended	1 Year Ending	5 Years Ending	10 Years Ending
	03/31/10	03/31/2010	03/31/2010	03/31/2010
Concorde Value Fund	7.62%	37.16%	-2.42%	0.96%
Russell 3000 Value Index	11.51%	54.46%	1.18%	3.51%
S&P 500	11.75%	49.77%	1.92%	-0.65%
Russell 2000 Index	13.07%	62.76%	3.36%	3.68%
Lipper Multi-Cap Value Index	10.92%	51.98%	0.85%	3.70%
Wilshire 4500	14.94%	65.77%	4.87%	1.74%
NASDAQ National
Composite Index	13.34%	56.49%	4.29%	-6.05%

The first half of the fiscal year saw the continuation of the market rally that began at the low point of the recent bear market in March 2009.  The advance was relatively steady with a couple of meaningful corrections, most notably in January and February.  Almost all of the industry sectors represented in the Fund rose, with a couple of exceptions, as the market move was broad based.

Among the groups contributing the largest percentage gains were Materials, Consumer Durables and Media.  Potash Corporation is the only Materials holding and rose as demand and pricing improved for one of the dominant fertilizer component providers in the world.  Prospects for the long term appear very favorable with the increasing development of lifestyle for a large percentage of the world population.  Walt Disney Co., the sole media stock, rose as improvement in the leisure and media business rebounded from muted activity last year.  Disney business held up very well in the contraction and appears to have the quality assets and management to handle the expected tough environment in the near future.  Hanesbrands, Inc. stock rose significantly as their reported performance showed improvement and investors began to realize the potential for deleveraging and the lower cost structure now in place.  The nature of their products, along with a dominant brand, should bode well in the competitive, cost conscious future we see.

Scientific Games, a relatively new holding in the Hotel, Restaurant & Leisure sector, was down modestly for the period as concerns about the growth prospects for their China scratch off business and the renewal terms of a large Italian contract weighed on the stock.  The price is near our entry level and we believe long term prospects are still good for this cash flow generating business.

Both of the Fund’s Utility holdings — Exelon Corporation and Iberdrola S.A. — fell during the fiscal first half.  Exelon, a new holding this year, is a large domestic power company with both regulated traditional utilities and a power generation supplier focusing on low cost nuclear plants.  Lower costs in competitive fuels such as natural gas and coal are limiting short term profits, providing an entry point for our purchases at very attractive levels.  Iberdrola S.A. stock has suffered some from the weakness in the Spanish equity market; however, their diversified geographical business results continue to be quite stable.  We are watching the implications of potential Spanish government risks closely. Both of these utility stocks pay a meaningful dividend, adding to the total return potential.

Industry groups with single company holdings that rose slightly more than the portfolio include Lowe’s Companies in retailing, General Mills in Food Beverage & Tobacco, Quest Diagnostics in Healthcare Equipment, Johnson & Johnson in Pharmaceuticals and Waste Management in Commercial Services.  Lowes and Waste Management stocks recovered as their operations begin to show signs of improving following the economic contraction as their businesses are certainly sensitive to consumer and commercial activity.  Both of these companies have strong market positions and stand to benefit from the weakening of competitors and their strong financial position.  The businesses of Quest, Johnson & Johnson and General Mills are quite defensive and reflected that during the weakest quarters for the economy.  Their stock price rebounds reflect in our opinion a move back to more reasonable valuations following the partially liquidity driven bear market.

The two fund holdings in insurance — Delphi Financial and Travelers — increased in line with the portfolio. Both of their businesses have held up well over the past two years and we have made significant unrealized gains in Travelers since buying it initially during the heart of the selloff.

In the Capital Goods and Transportation groups, all four holdings advanced meaningfully including a new position in Knightbridge Tankers, a small cap asset driven company purchased at attractive levels.  In addition, United Parcel Service, CAE and Deere & Co., provided gains as their strong financial and market positions are enabling them to participate in any economic recovery, no matter what the strength.  The two energy stocks in the portfolio, ConocoPhillips and Devon Energy, had mixed results.  ConocoPhillips rose greater than the portfolio as oil prices increased and the company is selling some significant assets at attractive prices.  Devon, which is making a large strategic move by selling most of its non-domestic oil assets, which are significant, has likely been hurt by the weakness in natural gas pricing.  The company is receiving bids greater than expected on the assets for sale and we believe after this is recognized and the company is able to focus on the remaining assets that the market will begin to reflect what we believe is a higher value per share.

In the two technology related industry groups, Software and Services and Technology Hardware, most of the fund holdings rose during the first six months.  Dell, Inc. and Diebold both had low single digit losses during the period, although both stock prices are well above the lows of last March.  Dell continues to restructure operations in order to improve margins, but is quite profitable, generates a large free cash flow and has restarted meaningful share repurchases.  Diebold operations have remained steady and the stock trades well below our calculation of value and the previous offer by United Technologies. Agilent and EMC, whose revenues and earnings were impacted by the recession, are showing business recoveries over the last three quarters and the share prices rose in the first half.

All three of the Fund’s Software related holdings rose during the period as business held up well during the contraction, particularly FISERV. Microsoft and Oracle continue to dominate in their software franchise areas and the acquisitions that Oracle has made over the last five years have been integrated successfully.

The recovery of value from one of the worst and broad based declines in the markets in decades (which began in March of 2009) continued through March of 2010. Although the most dramatic specific stock recoveries occurred in lower quality stocks (which had declined the most) and the financial stocks (whose future is still fragile), Concorde’s high-quality, value-style equities nevertheless performed well during the period.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Value Fund.

Best regards,

Gary B. Wood, Ph.D.
President

Portfolio Holdings by Sector at March 31, 2010 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of March 31, 2010.

FUND EXPENSES (Unaudited)

As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended March 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the FUND does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 10/1/09	Value – 3/31/10	Six Months Ended 3/31/10
Actual	$1,000.00	$1,076.20	$10.13
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$ 9.83

*
Expenses are equal to the FUND’s annualized expense ratio of 1.957%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period ended March 31, 2010).

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

March 31, 2010 (Unaudited)

	Shares or
	Principal	Fair	Percent of
	Amount	Value	Net Assets
COMMON STOCKS - 85.64%
AMUSEMENT & THEME PARKS
The Walt Disney Co.	10,000	$349,100	2.85%
BREAKFAST CEREAL MANUFACTURING
General Mills, Inc.	8,000	566,320	4.62
CLOTHING ACCESSORIES STORES
Hanesbrands, Inc. (a)	18,000	500,760	4.09
COMMERCIAL BANKING
Bank of New York Mellon Corp.	14,300	441,584	3.60
COMPUTER STORAGE DEVICE MANUFACTURING
EMC Corp. (a)	20,000	360,800	2.94
COMPUTER TERMINAL MANUFACTURING
Dell, Inc. (a)	21,500	322,715	2.63
CRUDE PETROLEUM & NATURAL GAS EXTRACTION
Devon Energy Corp.	6,000	386,580	3.15
DATA PROCESSING
Fiserv, Inc. (a)	12,000	609,120	4.97
DEEP SEA FREIGHT TRANSPORTATION
Knightsbridge Tankers Ltd. (b)	14,000	237,160	1.93
DIRECT LIFE INSURANCE CARRIERS
Delphi Financial Group	13,500	339,660	2.77
DIRECT PROPERTY & CASUALTY INSURANCE
CARRIERS
Travelers Companies, Inc.	11,000	593,340	4.84
FARM MACHINERY & EQUIPMENT MANUFACTURING
Deere & Co.	4,300	255,678	2.09
HOME CENTERS
Lowe’s Cos., Inc.	10,000	242,400	1.98
HYDROELECTRIC POWER GENERATION
Iberdrola SA - ADR (b)	9,700	328,345	2.68
INSTRUMENT MANUFACTURING FOR MEASURING
Agilent Technologies, Inc. (a)	8,500	292,315	2.38
LOCAL MESSENGERS & LOCAL DELIVERY
United Parcel Service, Inc.	5,500	354,255	2.89
MEDICAL LABORATORIES
Quest Diagnostics	9,000	524,610	4.28

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2010 (Unaudited)

	Shares or
	Principal	Fair	Percent of
	Amount	Value	Net Assets
COMMON STOCKS (continued)
NUCLEAR ELECTRIC POWER GENERATION
Exelon Corp.	6,500	$284,765	2.32%
OFFICE MACHINERY MANUFACTURING
Scientific Games Corp. (a)	21,000	295,680	2.41
OTHER COMPUTER PERIPHERAL
EQUIPMENT MANUFACTURING
Diebold, Inc.	10,000	317,600	2.59
PETROLEUM REFINERIES
ConocoPhillips	10,000	511,700	4.17
PHARMACEUTICAL PREPARATION MANUFACTURING
Johnson & Johnson	8,800	573,760	4.68
POTASH, SODA, & BORATE MINERAL MINING
Potash Corp. of Saskatchewan (b)	3,500	417,725	3.41
SERVICE INDUSTRY MACHINERY MANUFACTURING
CAE, Inc. (b)	50,000	488,500	3.99
SOFTWARE PUBLISHERS
Microsoft Corp.	16,000	468,320	3.82
Oracle Corp.	17,000	436,730	3.56
		905,050	7.38
TOTAL COMMON STOCKS (Cost $8,121,638)		10,499,522	85.64

U.S. TREASURY NOTE - 12.26%
U.S. Treasury Note, 1.00%, Due 12/31/2011	$1,500,000	1,502,988	12.26
TOTAL U.S. TREASURY NOTE (Cost $1,502,076)		1,502,988	12.26

SHORT TERM INVESTMENTS - 2.75%
INVESTMENT COMPANIES
Fidelity Institutional Prime Money Market Portfolio, 0.16%*	337,182	337,182	2.75
TOTAL SHORT TERM INVESTMENTS (Cost $337,182)		337,182	2.75
Total Investments (Cost $9,960,896) - 100.65%		12,339,692	100.65
Liabilities in Excess of Other Assets - (0.65)%		(79,527)	(0.65)
TOTAL NET ASSETS - 100.00%		$12,260,165	100.00%
______________
Notes:
ADR American Depository Receipt
(a)	Presently non-income producing.
(b)	Foreign issued security listed directly on a U.S. securities exchange.
*	The rate listed is the fund’s 7-day yield as of March 31, 2010.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

ASSETS
Investments in securities, at value (cost $9,960,896)	$12,339,692
Receivables
Dividends	2,459
Interest	3,816
Other assets	5,762
TOTAL ASSETS	12,351,729
LIABILITIES
Payable for investment securities purchased	54,825
Investment advisory fee payable	9,286
Accrued expenses	27,453
TOTAL LIABILITIES	91,564
NET ASSETS	$12,260,165
Composition of Net Assets:
Net capital paid in on shares of capital stock	$12,454,822
Accumulated net investment loss	(29,665)
Accumulated net realized loss	(2,543,800)
Net unrealized appreciation	2,378,808
NET ASSETS	$12,260,165
Capital shares outstanding	1,141,523

Net asset value, offering price and redemption price per share	$10.74

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS

For the Six Month Period Ended March 31, 2010 (Unaudited)

Investment income
Dividends (net of foreign taxes withheld of $1,933)	$84,814
Interest	6,060
Total investment income	90,874
Expenses
Investment advisory fees (Note 4)	55,429
Administration fees	19,542
Fund accounting fees	12,327
Professional Fees	11,117
Transfer agent fees	8,199
Printing, postage and delivery	6,483
Other expenses	3,450
Custodian fees	2,095
Directors fees	1,006
Federal and state registration fees	875
Total expenses	120,523
NET INVESTMENT LOSS	(29,649)
REALIZED LOSS AND UNREALIZED APPRECIATION FROM INVESTMENTS
Net realized loss on investments in securities	(387,631)
Net increase in unrealized appreciation on investments in securities	1,308,996
NET GAIN FROM INVESTMENTS	921,365
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$891,716

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	Sept. 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(29,649)	$(26,674)
Net realized gain (loss) on investments	(387,631)	(2,160,993)
Net change in unrealized appreciation of investments	1,308,996	(71,487)
Net increase (decrease) in net assets resulting from operations	891,716	(2,259,154)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains on investments	—	(689,438)
CAPITAL SHARE TRANSACTIONS — NET (Note 2)	(1,118,225)	1,319,998
Total increase (decrease) in net assets	(226,509)	(1,628,594)
NET ASSETS
Beginning of period	12,486,674	14,115,268
End of period (including accumulated net investment
income (loss) of ($29,665) and ($16), respectively)	$12,260,165	$12,486,674

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	March 31,
	2010(2)		Year ended September 30,
	(Unaudited)		2009	2008	2007	2006	2005
PER SHARE DATA(1):
Net asset value, beginning of period	$9.98		$12.74	$18.39	$17.94	$17.06	$15.66
Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)	0.01	0.04	0.09	(0.11)
Net realized and unrealized gain (loss)
on investments	0.79		(2.14)	(3.88)	1.93	1.71	2.34
Total income (loss) from
investment operations	0.76		(2.16)	(3.87)	1.97	1.80	2.23
Less distributions:
Distributions from
net investment income	—		—	—	(0.15)	—	—
Distributions from
net realized gains	—		(0.60)	(1.78)	(1.37)	(0.92)	(0.83)
Total distributions	—		(0.60)	(1.78)	(1.52)	(0.92)	(0.83)
Net asset value, end of period	$10.74		$9.98	$12.74	$18.39	$17.94	$17.06
TOTAL RETURN	7.62%		(16.40% )	(22.98% )	11.24%	11.00%	14.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of period (in thousands)	$12,260		$12,487	$14,115	$18,972	$17,886	$16,622
Ratio of expenses to average net assets	1.96%		2.00%	1.62%	1.60%	1.61%	2.12%
Ratio of net investment income (loss)
to average net assets	(0.48%	)	(0.24% )	0.03%	0.20%	0.54%	(0.69% )
Portfolio turnover rate	22%		51%	34%	29%	31%	22%
______________

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Other than the ratios of expenses and net investment (loss) to average net assets, financial highlights have not been annualized.

The accompanying notes are an integral part of these financial highlights.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS
Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund’s Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF SECURITIES

Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services.  Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized, over the life of the respective securities.

OPTION WRITING

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES

The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes.  The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  For the year ended September 30, 2009, the Fund decreased accumulated net investment loss by $26,658, decreased undistributed net realized loss by $4,849 and decreased net capital paid in on shares of capital stock by $31,507. These reclassifications have no effect on net assets, results of operations or net asset value per share.  The permanent differences primarily relate to re-classes of distributions. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

DIVIDENDS AND DISTRIBUTIONS

Distributions to shareholders, which are determined in accordance of income tax regulations, are recorded on the ex-date. The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute substantially all of its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net assets values per share.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of March 31, 2010, open Federal tax years include the tax year ended September 30, 2007 through 2009.

EVENTS SUBSEQUENT TO THE FISCAL PERIOD END

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, an entity is required to disclose the date through which subsequent events have been evaluated.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts of disclosures in the Fund’s financial statements.

Note 2 – Capital Share Transactions

As of March 31, 2010, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use.  As of March 31, 2010, capital paid-in aggregated $12,454,822.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 2 – Capital Share Transactions (continued)

Transactions in shares of capital stock for the six months ended March 31, 2010 and year ended September 30, 2009 were as follows:

	Six Months Ended
	March 31, 2010		Year Ended
	(Unaudited)		September 30, 2009
	Shares	Amount	Shares	Amount
Shares sold	19,290	$204,038	136,615	$1,258,629
Shares issued in reinvestment of dividends	—	—	76,946	689,437
	19,290	204,038	213,561	1,948,066
Shares redeemed	(129,014)	(1,322,263)	(70,415)	(628,068)
Net increase (decrease)	(109,724)	$(1,118,225)	143,146	$1,319,998

Note 3 – Investment Transactions

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term investments and U.S. Government securities, were $966,846 and $990,756, respectively.  The cost of purchases and proceeds from sales of long-term U.S. Government securities were $1,502,346 and $1,517,689, respectively. The cost of purchases and proceeds from sales of short-term securities aggregated $1,145,143 and $2,307,301, respectively, for the six months ended March 31, 2010.

Note 4 – Investment Advisory Fees and Other Transactions with Affiliates

The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund’s investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.90% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $55,429 for the six months ended March 31, 2010, of which $9,286 was payable at March 31, 2010.

Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 5 – Federal Tax Information

At September 30, 2009, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$11,556,820
Gross tax unrealized appreciation	$2,103,821
Gross tax unrealized depreciation	(1,034,016)
Net tax unrealized appreciation (depreciation)	$1,069,805
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains (losses)	$(2,156,178)
Total accumulated earnings (losses)	$(1,086,373)

There were no differences between the financial reporting basis and the income tax basis in the cost or the net unrealized appreciation of the Fund’s investments as of September 30, 2009.  The capital loss carryforward at September 30, 2009, which may be carried over to offset future capital gains and expires on September 30, 2017 was $381,456.  Additionally, the Fund had a post-October capital loss of $1,774,722.  The loss is treated as occurring on October 1, 2009 for tax purposes.

The tax character of distributions paid during the six months ended March 31, 2010 and September 30, 2009 was as follows:

	March 31, 2010
	(Unaudited)	September 30, 2009
Ordinary income – short term capital gain	$—	$72,123
Long-term capital gain	—	617,297
Return of capital	—	18
	$—	$689,438

Note 6 – Summary of Fair Value Exposure

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 6 – Summary of Fair Value Exposure (continued)

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2010 (Unaudited):

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$10,499,522	$—	$—	$10,499,522
Fixed Income Securities	—	1,502,988	—	1,502,988
Short-Term Securities	337,182	—	—	337,182
Total Investments	$10,836,704	$1,502,988	$—	$12,339,692

BOARD APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

At its meeting held on November 18, 2009, the Board of Directors (the “Board”) of Concorde Funds, Inc. (the “Company”) including all the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) considered and then voted to re-approve the current investment advisory agreement (the “Advisory Agreement”) between Concorde Financial Corporation (the “Advisor”) and the Company, on behalf of the Concorde Value Fund (the “Fund”).  In connection with its re-approval of the Advisory Agreement, the Board reviewed and discussed the specific services provided by the Advisor.  The Board considered the following factors:

The Advisor:

1)
Provides daily investment management for the Concorde Value Fund.  In providing investment management, Concorde Financial Corporation will oversee the trading of securities and the rebalancing of the portfolio.

2)	Retains the services of the Fund’s Chief Compliance Officer and will make all reasonable efforts to insure that the Fund is in compliance with the securities laws.

3)
Provide responsive customer and shareholder servicing which consists of responding to shareholder inquiries received, including specific mutual fund account information, in addition to calls directed to the transfer agent call center.

4)	Oversees distribution of the Fund through third-party broker/dealers and independent financial institutions.

5)	Oversees those third party service providers that support the Fund in providing fund accounting, fund administration, transfer agency and custodial services.

The Board also: (i) compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund, articulately on a risk-adjusted basis, warranted the continuation of the Advisory Agreement; (ii) compared the expense ratios of funds similar in asset size and investment objective to those of the Fund and concluded the expenses of the Fund were reasonable and warranted continuation of the Advisory Agreement; (iii) considered the fees charged by Concorde Financial Corporation to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fees of the Fund were reasonable and warranted continuation of the Advisory Agreement; and (iv) considered the profitability of Concorde Financial Corporation with respect to the Fund, and concluded that the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

The Board reviewed the Fund’s expense ratios and comparable expense ratios for similar funds.  The Board used data from Lipper, as presented in the charts in the Board Materials, showing funds classified by Lipper as Multi-Cap Value Funds, similar in nature to the Concorde Value Fund.  The Board determined that the total expense ratio of the Fund falls within the range of the ratios of other funds in the Multi-Cap Value classification.  The Board also referenced Concorde Financial Corporation’s Form ADV and a copy of the current Investment Advisory Agreement.  They also referenced a Concorde Investment Management Fee and Service Agreement to compare fees charged by the Advisor to their other clients versus what they charge the Fund.  After further discussion and upon a motion duly made and seconded, the Directors, including a majority of Directors who are not “interested persons,” as defined by the 1940 Act, of the Corporation unanimously approved the Continuation of Investment Advisory Agreement.

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS
Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2009 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room.

FEDERAL TAX DISTRIBUTION INFORMATION
The Fund has designated 100% of the dividends declared from net investment income during the year ended September 30, 2009, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2009, 100% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

DIRECTORS AND OFFICERS
The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling (972) 701-5400.

INVESTMENT ADVISOR
Concorde Investment Management
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

OFFICERS
Gary B. Wood, Ph.D.
President and Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)
(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*        /s/Gary B. Wood
Gary B. Wood, President

Date   May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Gary B. Wood
Gary B. Wood, Principal Executive Officer

Date   May 26, 2010

By (Signature and Title)*        /s/Gary B. Wood
Gary B. Wood, Principal Financial Officer

Date   May 26, 2010

* Print the name and title of each signing officer under his or her signature.